Exhibit 22.1
Subsidiary Guarantors and Issuers of Guaranteed Securities and
Affiliates Whose Securities Collateralize Securities of the Registrant
Guaranteed Securities

The following securities (collectively, the “T-Mobile USA Senior Notes”) issued by T-Mobile USA, Inc., a Delaware corporation and wholly-owned subsidiary of T-Mobile US, Inc. (the “Company”), were outstanding as of June 30, 2020, including those that may no longer be subject to reporting as provided by Regulation S-X Rule 13-01:

Description of Notes
4.000% senior notes due 2022
4.000% senior notes due 2022-1 held by affiliate
6.000% senior notes due 2023
6.000% senior notes due 2024
6.500% senior notes due 2024
5.125% senior notes due 2025
5.125% senior notes due 2025-1 held by affiliate
6.375% senior notes due 2025
4.500% senior notes due 2026
4.500% senior notes due 2026-1 held by affiliate
6.500% senior notes due 2026
5.375% senior notes due 2027
5.375% senior notes due 2027-1 held by affiliate
4.750% senior notes due 2028
4.750% senior notes due 2028-1 held by affiliate

The following securities (collectively, the “T-Mobile USA Senior Secured Notes”) issued by T-Mobile USA, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, were outstanding as of June 30, 2020, including those that are not subject to reporting as provided by Regulation S-X Rule 13-01:

Description of Notes
3.500% senior secured notes due 2025
1.500% senior secured notes due 2026
3.750% senior secured notes due 2027
2.050% senior secured notes due 2028
3.875% senior secured notes due 2030
2.550% senior secured notes due 2031
4.375% senior secured notes due 2040
4.500% senior secured notes due 2050

The following securities (collectively, the “Sprint Senior Notes”) issued by Sprint Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, were outstanding as of June 30, 2020, including those that may no longer be subject to reporting as provided by Regulation S-X Rule 13-01:

Description of Notes
7.250% senior notes due 2021
7.875% senior notes due 2023
7.125% senior notes due 2024
7.625% senior notes due 2025
7.625% senior notes due 2026

The following securities (collectively, the “Sprint Communications Senior Notes”) issued by Sprint Communications, Inc., a Kansas corporation and wholly-owned subsidiary of the Company, were outstanding as of June 30, 2020, including those that may no longer be subject to reporting as provided by Regulation S-X Rule 13-01:

Description of Notes
7.000% senior notes due 2020
11.500% senior notes due 2021
6.000% senior notes due 2022

The following securities (collectively, the “Sprint Capital Corporation Senior Notes”) issued by Sprint Capital Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, were outstanding as of June 30, 2020, including those that may no longer be subject to reporting as provided by Regulation S-X Rule 13-01:

Description of Notes
6.875% senior notes due 2028
8.750% senior notes due 2032

The following securities (collectively, the “Sprint Spectrum Notes”) issued by Sprint Spectrum Co LLC (a Delaware limited liability company), Sprint Spectrum Co II LLC (a Delaware limited liability company), Sprint
Spectrum Co III LLC (a Delaware limited liability company), each a wholly-owned subsidiary of the Company, were outstanding as of June 30, 2020, including those that may no longer be subject to reporting as provided by Regulation S-X Rule 13-01:

Description of Notes
3.360% Series 2016-1 A-1 Notes due 2021
4.738% Series 2018-1 A-1 Notes due 2025
5.152% Series 2018-1 A-2 Notes due 2028

Obligors

As of June 30, 2020, the obligors under the T-Mobile USA Senior Notes and the T-Mobile USA Senior Secured Notes consisted of the Company, as a guarantor, and its subsidiaries listed in the following table.

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
Alda Wireless Holdings, LLC	Delaware	Guarantor
American Telecasting Development, LLC	Delaware	Guarantor
American Telecasting of Anchorage, LLC	Delaware	Guarantor
American Telecasting of Columbus, LLC	Delaware	Guarantor
American Telecasting of Denver, LLC	Delaware	Guarantor
American Telecasting of Fort Myers, LLC	Delaware	Guarantor
American Telecasting of Ft. Collins, LLC	Delaware	Guarantor
American Telecasting of Green Bay, LLC	Delaware	Guarantor
American Telecasting of Lansing, LLC	Delaware	Guarantor
American Telecasting of Lincoln, LLC	Delaware	Guarantor
American Telecasting of Little Rock, LLC	Delaware	Guarantor
American Telecasting of Louisville, LLC	Delaware	Guarantor
American Telecasting of Medford, LLC	Delaware	Guarantor
American Telecasting of Michiana, LLC	Delaware	Guarantor
American Telecasting of Monterey, LLC	Delaware	Guarantor
American Telecasting of Redding, LLC	Delaware	Guarantor
American Telecasting of Santa Barbara, LLC	Delaware	Guarantor
American Telecasting of Seattle, LLC	Delaware	Guarantor
American Telecasting of Sheridan, LLC	Delaware	Guarantor
American Telecasting of Yuba City, LLC	Delaware	Guarantor
APC Realty and Equipment Company, LLC	Delaware	Guarantor
Assurance Wireless of South Carolina, LLC	Delaware	Guarantor
Assurance Wireless USA, L.P.	Delaware	Guarantor
ATI Sub, LLC	Delaware	Guarantor
Boost Worldwide, LLC	Delaware	Guarantor
Broadcast Cable, LLC	Delaware	Guarantor
Clear Wireless LLC	Nevada	Guarantor
Clearwire Communications LLC	Delaware	Guarantor
Clearwire Hawaii Partners Spectrum, LLC	Nevada	Guarantor
Clearwire IP Holdings LLC	New York	Guarantor
Clearwire Legacy LLC	Delaware	Guarantor
Clearwire Spectrum Holdings II LLC	Nevada	Guarantor
Clearwire Spectrum Holdings III LLC	Nevada	Guarantor
Clearwire Spectrum Holdings LLC	Nevada	Guarantor
Clearwire XOHM LLC	Delaware	Guarantor
Fixed Wireless Holdings, LLC	Delaware	Guarantor
Fresno MMDS Associates, LLC	Delaware	Guarantor
IBSV LLC	Delaware	Guarantor
Independent Wireless One Leased Realty Corporation	Delaware	Guarantor

Kennewick Licensing, LLC	Delaware	Guarantor
Layer3 TV, Inc.	Delaware	Guarantor
L3TV Chicagoland Cable System, LLC	Delaware	Guarantor
L3TV Colorado Cable System, LLC	Delaware	Guarantor
L3TV Dallas Cable System, LLC	Delaware	Guarantor
L3TV DC Cable System, LLC	Delaware	Guarantor
L3TV Detroit Cable System, LLC	Delaware	Guarantor
L3TV Los Angeles Cable System, LLC	Delaware	Guarantor
L3TV Minneapolis Cable System, LLC	Delaware	Guarantor
L3TV New York Cable System, LLC	Delaware	Guarantor
L3TV Philadelphia Cable System, LLC	Delaware	Guarantor
L3TV San Francisco Cable System, LLC	Delaware	Guarantor
L3TV Seattle Cable System, LLC	Delaware	Guarantor
MetroPCS California, LLC	Delaware	Guarantor
MetroPCS Florida, LLC	Delaware	Guarantor
MetroPCS Georgia, LLC	Delaware	Guarantor
MetroPCS Massachusetts, LLC	Delaware	Guarantor
MetroPCS Michigan, LLC	Delaware	Guarantor
MetroPCS Networks California, LLC	Delaware	Guarantor
MetroPCS Networks Florida, LLC	Delaware	Guarantor
MetroPCS Nevada, LLC	Delaware	Guarantor
MetroPCS New York, LLC	Delaware	Guarantor
MetroPCS Pennsylvania, LLC	Delaware	Guarantor
MetroPCS Texas, LLC	Delaware	Guarantor
MinorCo, LLC	Delaware	Guarantor
Nextel Communications of the Mid-Atlantic, Inc.	Delaware	Guarantor
Nextel of New York, Inc.	Delaware	Guarantor
Nextel Retail Stores, LLC	Delaware	Guarantor
Nextel South Corp.	Georgia	Guarantor
Nextel Systems, LLC	Delaware	Guarantor
Nextel West Corp.	Delaware	Guarantor
NSAC, LLC	Delaware	Guarantor
PCTV Gold II, LLC	Delaware	Guarantor
PCTV Sub, LLC	Delaware	Guarantor
People’s Choice TV of Houston, LLC	Delaware	Guarantor
People’s Choice TV of St. Louis, LLC	Delaware	Guarantor
PRWireless PR, LLC	Delaware	Guarantor
PushSpring, Inc.	Delaware	Guarantor
SFE 1, LLC	Delaware	Guarantor
SFE 2, LLC	Delaware	Guarantor
SIHI New Zealand Holdco, Inc.	Kansas	Guarantor
SN Holdings (BR I) LLC	Delaware	Guarantor
SpeedChoice of Detroit, LLC	Delaware	Guarantor
SpeedChoice of Phoenix, LLC	Delaware	Guarantor
Sprint (Bay Area), LLC	Delaware	Guarantor

Sprint Capital Corporation	Delaware	Guarantor*
Sprint Communications, Inc.	Kansas	Guarantor*
Sprint Communications Company L.P.	Delaware	Guarantor
Sprint Communications Company of New Hampshire, Inc.	New Hampshire	Guarantor
Sprint Communications Company of Virginia, Inc.	Virginia	Guarantor
Sprint Connect LLC	Delaware	Guarantor
Sprint Corporation	Delaware	Guarantor*
Sprint Corporation	Kansas	Guarantor
Sprint Corporation	Missouri	Guarantor
Sprint eBusiness, Inc.	Kansas	Guarantor
Sprint Enterprise Mobility, LLC	Delaware	Guarantor
Sprint Enterprise Network Services, Inc.	Kansas	Guarantor
Sprint eWireless, Inc.	Kansas	Guarantor
Sprint International Communications Corporation	Delaware	Guarantor
Sprint International Holding, Inc.	Kansas	Guarantor
Sprint International Incorporated	Delaware	Guarantor
Sprint International Network Company LLC	Delaware	Guarantor
Sprint PCS Assets, L.L.C.	Delaware	Guarantor
Sprint Solutions, Inc.	Delaware	Guarantor
Sprint Spectrum Holding Company, LLC	Delaware	Guarantor
Sprint Spectrum L.P.	Delaware	Guarantor
Sprint Spectrum Realty Company, LLC	Delaware	Guarantor
Sprint/United Management Company	Kansas	Guarantor
SprintCom, Inc.	Kansas	Guarantor
SWV Six, Inc.	Colorado	Guarantor
T-Mobile Central LLC	Delaware	Guarantor
T-Mobile Financial LLC	Delaware	Guarantor
T-Mobile Leasing LLC	Delaware	Guarantor
T-Mobile License LLC	Delaware	Guarantor
T-Mobile Northeast LLC	Delaware	Guarantor
T-Mobile PCS Holdings LLC	Delaware	Guarantor
T-Mobile Puerto Rico Holdings LLC	Delaware	Guarantor
T-Mobile Puerto Rico LLC	Delaware	Guarantor
T-Mobile Resources Corporation	Delaware	Guarantor
T-Mobile South LLC	Delaware	Guarantor
T-Mobile Subsidiary IV LLC	Delaware	Guarantor
T-Mobile USA, Inc.	Delaware	Issuer
T-Mobile West LLC	Delaware	Guarantor
TDI Acquisition Sub, LLC	Delaware	Guarantor
Theory Mobile, Inc.	Delaware	Guarantor
Transworld Telecom II, LLC	Delaware	Guarantor
US Telecom, Inc.	Kansas	Guarantor
USST of Texas, Inc.	Texas	Guarantor
Utelcom LLC	Kansas	Guarantor
Virgin Mobile USA – Evolution, LLC	Delaware	Guarantor

VMU GP, LLC	Delaware	Guarantor
WBS of America, LLC	Delaware	Guarantor
WBS of Sacramento, LLC	Delaware	Guarantor
WBSY Licensing, LLC	Delaware	Guarantor
WCOF, LLC	Delaware	Guarantor
Wireless Broadband Services of America, L.L.C.	Delaware	Guarantor
Wireline Leasing Co., Inc.	Delaware	Guarantor
* These guarantors provide an unsecured guarantee of the T-Mobile USA Senior Secured Notes.

As of June 30, 2020, the obligors under the Sprint Senior Notes consisted of the Company, as a guarantor; Sprint Corporation (a Delaware corporation), as issuer and T-Mobile USA, Inc. (a Delaware corporation) and Sprint Communications, Inc. (a Kansas corporation) as guarantors.

As of June 30, 2020, the obligors under the Sprint Communications Senior Notes consisted of the Company, as a guarantor; Sprint Communications, Inc. (a Kansas corporation), as issuer and T-Mobile USA, Inc. (a Delaware corporation) and Sprint Corporation (a Delaware corporation) as guarantors.

As of June 30, 2020, the obligors under the Sprint Capital Corporation Senior Notes consisted of the Company, as a guarantor; Sprint Capital Corporation (a Delaware corporation), as issuer and T-Mobile USA, Inc. (a Delaware corporation), Sprint Corporation (a Delaware corporation) and Sprint Communications, Inc. (a Kansas corporation) as guarantors.

As of June 30, 2020, the obligors under the Sprint Spectrum Notes consisted of Sprint Spectrum Co LLC (a Delaware limited liability company), Sprint Spectrum Co II LLC (a Delaware limited liability company), Sprint
Spectrum Co III LLC (a Delaware limited liability company), as co-issuers and Sprint Spectrum License Holder LLC (a Delaware limited liability company), Sprint Spectrum License Holder II LLC (a Delaware limited liability company), Sprint Spectrum License Holder III LLC (a Delaware limited liability company), Sprint Spectrum PledgeCo LLC (a Delaware limited liability company), Sprint Spectrum PledgeCo II LLC (a Delaware limited liability company) and Sprint Spectrum PledgeCo III LLC (a Delaware limited liability company) as guarantors.

Pledged Security Collateral

As of June 30, 2020, the obligations under the T-Mobile USA Senior Secured Notes were secured by pledges of the capital stock of the following affiliates of the Company. Following the consummation of the exchange offers with respect to the T-Mobile USA Senior Secured Notes pursuant to the Registration Rights Agreements dated as of April 9, 2020 and June 24, 2020, such equity interests shall automatically be deemed (in accordance with the terms of the applicable security document) not to be part of the collateral securing the T-Mobile USA Senior Secured Notes and related note guarantees (or the notes and guarantees issued in exchange therefor in the exchange offers), to the extent Rule 3-16 or 13-02 of Regulation S-X would otherwise require the Company to file with the SEC separate financial statements or summarized financial information of any such affiliate due to the fact that such affiliate’s equity securities secure any registered debt securities.

Name of Issuer	Issuer Jurisdiction of Organization	Number of Shares Owned	Percent of Interest Owned	Percent of Interest Pledged
Alda Wireless Holdings, LLC	Delaware	N/A	100%	100%
American Telecasting Development, LLC	Delaware	N/A	100%	100%
American Telecasting of Anchorage, LLC	Delaware	N/A	100%	100%
American Telecasting of Columbus, LLC	Delaware	N/A	100%	100%
American Telecasting of Denver, LLC	Delaware	N/A	100%	100%
American Telecasting of Fort Myers, LLC	Delaware	N/A	100%	100%

American Telecasting of Ft. Collins, LLC	Delaware	N/A	100%	100%
American Telecasting of Green Bay, LLC	Delaware	N/A	100%	100%
American Telecasting of Lansing, LLC	Delaware	N/A	100%	100%
American Telecasting of Lincoln, LLC	Delaware	N/A	100%	100%
American Telecasting of Little Rock, LLC	Delaware	N/A	100%	100%
American Telecasting of Louisville, LLC	Delaware	N/A	100%	100%
American Telecasting of Medford, LLC	Delaware	N/A	100%	100%
American Telecasting of Michiana, LLC	Delaware	N/A	100%	100%
American Telecasting of Monterey, LLC	Delaware	N/A	100%	100%
American Telecasting of Redding, LLC	Delaware	N/A	100%	100%
American Telecasting of Santa Barbara, LLC	Delaware	N/A	100%	100%
American Telecasting of Seattle, LLC	Delaware	N/A	100%	100%
American Telecasting of Sheridan, LLC	Delaware	N/A	100%	100%
American Telecasting of Yuba City, LLC	Delaware	N/A	100%	100%
APC Realty and Equipment Company, LLC	Delaware	N/A	100%	100%
Assurance Wireless of South Carolina, LLC	Delaware	N/A	100%	100%
Assurance Wireless USA, L.P.	Delaware	N/A	100%	100%
ATI Sub, LLC	Delaware	N/A	100%	100%
Boost Worldwide, LLC	Delaware	N/A	100%	100%
Broadcast Cable, LLC	Delaware	N/A	100%	100%
Clear Wireless LLC	Nevada	N/A	100%	100%
Clearwire Communications LLC	Delaware	4,565,480,804	100%	100%
Clearwire Hawaii Partners Spectrum, LLC	Nevada	14,027,249 units	100%	100%
Clearwire IP Holdings LLC	New York	N/A	100%	100%
Clearwire Legacy LLC	Delaware	N/A	100%	100%
Clearwire Spectrum Holdings II LLC	Nevada	N/A	100%	100%
Clearwire Spectrum Holdings III LLC	Nevada	N/A	100%	100%
Clearwire Spectrum Holdings LLC	Nevada	N/A	100%	100%
Clearwire XOHM LLC	Delaware	N/A	100%	100%
Fixed Wireless Holdings, LLC	Delaware	N/A	100%	100%
Fresno MMDS Associates, LLC	Delaware	N/A	100%	100%
IBSV LLC	Delaware	N/A	100%	100%
Independent Wireless One Leased Realty Corporation	Delaware	100	100%	100%
Kennewick Licensing, LLC	Delaware	N/A	100%	100%
L3TV Chicagoland Cable System, LLC	Delaware	N/A	100%	100%
L3TV Colorado Cable System, LLC	Delaware	N/A	100%	100%
L3TV Dallas Cable System, LLC	Delaware	N/A	100%	100%
L3TV DC Cable System, LLC	Delaware	N/A	100%	100%
L3TV Detroit Cable System, LLC	Delaware	N/A	100%	100%
L3TV Los Angles Cable System, LLC	Delaware	N/A	100%	100%
L3TV Minneapolis Cable System, LLC	Delaware	N/A	100%	100%

L3TV New York Cable System, LLC	Delaware	N/A	100%	100%
L3TV Philadelphia Cable System, LLC	Delaware	N/A -	100%	100%
L3TV San Francisco Cable System, LLC	Delaware	N/A	100%	100%
L3TV Seattle Cable System, LLC	Delaware	N/A	100%	100%
Layer3 TV, Inc.	Delaware	1	100%	100%
Metro PCS California, LLC	Delaware	N/A	100%	100%
MetroPCS Florida, LLC	Delaware	N/A	100%	100%
MetroPCS Georgia, LLC	Delaware	N/A	100%	100%
MetroPCS Massachusetts, LLC	Delaware	N/A	100%	100%
MetroPCS Michigan, LLC	Delaware	N/A	100%	100%
MetroPCS Networks California, LLC	Delaware	N/A	100%	100%
MetroPCS Networks Florida, LLC	Delaware	N/A	100%	100%
MetroPCS Nevada, LLC	Delaware	N/A	100%	100%
MetroPCS New York, LLC	Delaware	N/A	100%	100%
MetroPCS Pennsylvania, LLC	Delaware	N/A	100%	100%
MetroPCS Texas, LLC	Delaware	N/A	100%	100%
MinorCo, LLC	Delaware	N/A	100%	100%
Nextel Retail Stores, LLC	Delaware	N/A	100%	100%
Nextel Systems, LLC	Delaware	N/A	100%	100%
NSAC, LLC	Delaware	N/A	100%	100%
PCTV Gold II, LLC	Delaware	N/A	100%	100%
PCTV Sub, LLC	Delaware	N/A	100%	100%
People’s Choice TV of Houston, LLC	Delaware	N/A	100%	100%
People’s Choice TV of St. Louis, LLC	Delaware	N/A	100%	100%
PRWireless PR, LLC	Delaware	N/A	100%	100%
PushSpring, Inc.	Delaware	100	100%	100%
SFE 1, LLC	Delaware	N/A	100%	100%
SFE 2, LLC	Delaware	N/A	100%	100%
SIHI Mexico S. de R.L. de C.V.	Mexico	N/A	100%	65%
SIHI New Zealand HoldCo, Inc.	Kansas	100	100%	100%
SIHI Scandinavia AB	Sweden	N/A	100%	65%
SN Holdings (BR I) LLC	Delaware	N/A	100%	100%
SpeedChoice of Detroit, LLC	Delaware	N/A	100%	100%
SpeedChoice of Phoenix, LLC	Delaware	N/A	100%	100%
Sprint (Bay Area), LLC	Delaware	N/A	100%	100%
Sprint (Thailand) Limited	Thailand	N/A	99.99%	65%
Sprint Brasil Servicos de Telecomunicacoes Ltda.	Brazil	N/A	100%	65%
Sprint Communications Company L.P.	Delaware	N/A	100%	100%
Sprint Communications Company of New Hampshire, Inc.	New Hampshire	1,000	100%	100%
Sprint Communications Company of Virginia, Inc.	Virginia	100,000	100%	100%
Sprint Connect LLC	Delaware	N/A	100%	100%

Sprint Corporation	Delaware	3,445,374,483	100%	100%
Sprint Enterprise Mobility, LLC	Delaware	N/A	100%	100%
Sprint Hong Kong Limited	Hong Kong	None	100%	65%
Sprint International Argentina SRL	Argentina	None	100%	65%
Sprint International Australia Pty. Limited	Australia	None	100%	65%
Sprint International Austria GmbH	Austria	None	100%	65%
Sprint International Caribe LLC	Puerto Rico	N/A	100%	65%
Sprint International Chile Limitada	Chile	N/A	100%	65%
Sprint International Colombia Ltda.	Colombia	N/A	100%	65%
Sprint International Communications Canada ULC	Canada	N/A	100%	65%
Sprint International Communications Corporation	Delaware	268,641	100%	100%
Sprint International Communications Singapore Pte. Ltd.	Singapore	N/A	100%	65%
Sprint International Czech Republic S.R.O.	Czech Republic	N/A	100%	65%
Sprint International do Brasil Ltda.	Brazil	N/A	100%	65%
Sprint International Hungary Korlátolt Felelősségű Társaság	Hungary	N/A	100%	65%
Sprint International Japan Corp.	Japan	N/A	100%	65%
Sprint International Korea	Korea	N/A	100%	65%
Sprint International Network Company LLC	Delaware	N/A	100%	100%
Sprint International New Zealand	New Zealand	N/A	100%	65%
Sprint International Norway AS	Norway	N/A	100%	65%
Sprint International Spain, S.L.	Spain	N/A	100%	65%
Sprint International Taiwan Limited	Taiwan	N/A	100%	65%
Sprint PCS Assets, L.L.C.	Delaware	N/A	100%	100%
Sprint RUS LLC	Russia	N/A	100%	65%
Sprint Spectrum Depositor II LLC	Delaware	N/A	100%	100%
Sprint Spectrum Depositor III LLC	Delaware	N/A	100%	100%
Sprint Spectrum Depositor LLC	Delaware	N/A	100%	100%
Sprint Spectrum Holding Company, LLC	Delaware	N/A	100%	100%
Sprint Spectrum L.P.	Delaware	N/A	100%	100%
Sprint Spectrum Realty Company, LLC	Delaware	N/A	100%	100%
Sprint Telecom India Private Limited	India	N/A	100%	65%
SprintLink Belgium BV	Belgium	N/A	100%	65%
SprintLink Denmark ApS	Denmark	N/A	100%	65%
SprintLink France SAS	France	N/A	100%	65%
SprintLink Germany GmbH	Germany	N/A	100%	65%
Sprintlink India Private Limited	India	N/A	100%	65%
SprintLink International (Switzerland) GmbH	Switzerland	N/A	100%	65%
Sprintlink International Malaysia SDN. BHD.	Malaysia	N/A	100%	65%
SprintLink International Philippines, Inc.	Philippines	N/A	100%	65%
SprintLink Ireland Limited	Ireland	N/A	100%	65%
SprintLink Italy S.r.l.	Italy	N/A	100%	65%

SprintLink Netherlands B.V.	Netherlands	N/A	100%	65%
Sprintlink Poland sp.z o.o	Poland	N/A	100%	65%
SprintLink UK Limited	United Kingdom	N/A	100%	65%
TDI Acquisition Sub, LLC	Delaware	N/A	100%	100%
Theory Mobile, Inc.	Delaware	1,000	100%	100%
T-Mobile Central LLC	Delaware	N/A	100%	100%
T-Mobile Financial LLC	Delaware	N/A	100%	100%
T-Mobile Leasing LLC	Delaware	N/A	100%	100%
T-Mobile License LLC	Delaware	N/A	100%	100%
T-Mobile Northeast LLC	Delaware	N/A	100%	100%
T-Mobile PCS Holdings LLC	Delaware	N/A	100%	100%
T-Mobile Puerto Rico Holdings LLC	Delaware	N/A	100%	100%
T-Mobile Puerto Rico LLC	Delaware	N/A	100%	100%
T-Mobile Resources Corporation	Delaware	1,000	100%	100%
T-Mobile South LLC	Delaware	N/A	100%	100%
T-Mobile Subsidiary IV LLC	Delaware	N/A	100%	100%
T-Mobile USA, Inc.	Delaware	292,669,972	100%	100%
T-Mobile West LLC	Delaware	N/A	100%	100%
Transworld Telecom II, LLC	Delaware	N/A	100%	100%
USST of Texas, Inc.	Texas	1,000	100%	100%
Utelcom LLC	Kansas	N/A	100%	100%
Virgin Mobile USA – Evolution, LLC	Delaware	N/A	100%	100%
VMU GP, LLC	Delaware	N/A	100%	100%
WBS of America, LLC	Delaware	N/A	100%	100%
WBS of Sacramento, LLC	Delaware	N/A	100%	100%
WBSY Licensing, LLC	Delaware	N/A	100%	100%
WCOF, LLC	Delaware	N/A	100%	100%
Wireless Broadband Services of America, L.L.C.	Delaware	N/A	100%	100%
Wireline Leasing Co., Inc.	Delaware	N/A	100%	100%